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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 4, 2000 in this registration statement (Registration
No. 333-39418) and to all references to our Firm included in this Amendment No. 1 to Form S-1 Registration Statement.


/s/ Arthur Andersen LLP

Houston, Texas


July 6, 2000